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                                  EXHIBIT 10.16

                             WALL STREET DELI, INC.
                             2000 STOCK OPTION PLAN
                             NON-EMPLOYEE DIRECTORS
              As approved by the shareholders on November 17, 2000

1.       PURPOSE

         This Stock Option Plan for Non-Employee Directors (the "Plan") is intended to enable Wall Street Deli, Inc., a Delaware corporation (the "Company"), to attract and retain capable non-employee Directors to the service of the Company and to provide them with incentives to promote the best interests of the Company by enabling them and encouraging them, through the grant of non-qualified stock options, to acquire Company stock. Options to acquire Common Stock under this Plan are sometimes hereinafter referred to individually as an "Option" and, collectively as the "Options."

2.       ADMINISTRATION

         The Plan shall be administered by a committee of the Board of Directors (the "Committee"), which shall consist of at least two members of the Board of Directors, and may consist of the Company's Compensation Committee. It is intended that this Plan shall constitute a "formula award" plan within the meaning of Rule 16b-3 (and Note 3 thereto) under the Securities Exchange Act of 1934, as amended (the "Act"); if for any reason it shall be determined that this Plan does not constitute a formula award plan, or if for any other reason the Board of Directors may consider it advisable, the Committee shall consist either
(i) solely of directors who are "non-employee directors" within the meaning of Rule 16b-3(b)(3)(i) under the Act; or (ii) the entire Board of Directors.

         The Committee shall have the authority to establish, from time to time, such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to make such determinations and interpretations under or in connection with the Plan and the Options granted hereunder as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its shareholders, and directors of the Company and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

3.       ELIGIBILITY

         The Directors eligible to participate in the Plan shall be those Directors of the Company who are not employees of the Company or its subsidiaries. For purposes of determining eligibility for participation in this Plan, Directors shall not be considered as employees solely by virtue of the performance of services pursuant to contract or other agreement on an interim, occasional or otherwise non-full time basis which does not result in such Director's direct or indirect receipt of annual compensation from the Company or its subsidiaries of $60,000 or more. The Directors eligible to receive options under the Plan are hereinafter referred to as "Eligible Directors."

4.       STOCK SUBJECT TO THE PLAN

         Subject to the provisions of Section 7 hereof, 200,000 shares of the Company's Common Stock, par value $.05 per share (the "Shares"), shall be available for the grant of Options under the Plan. Shares issuable under the Plan may be authorized but unissued Shares or reacquired Shares, as the Board shall determine.

         If any Option granted under the Plan expires or otherwise terminates, in whole or in part, without having been exercised, the Shares subject to the unexercised portion of such Option shall be available for the granting of Options under the Plan as fully as if such Shares had never been subject to an Option.

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5.       GRANTS, TERMS AND CONDITIONS OF OPTIONS

         Each Eligible Director shall automatically be granted an Option to purchase 6,000 Shares on the first Initial Grant Date occurring on or after such Eligible Director first became a Director of the Company. An "Initial Grant Date" is either (a) thirty (30) days (or the first business day following the 30th day) after the date this Plan is adopted by the Board of Directors; or (b) the date on which an Eligible Director first became a Director of the Company.

         In addition, on August 1 of each year, commencing with August 1, 2001, or such other date as the Committee shall determine not less than six months in advance, each Eligible Director of the Company shall automatically be granted an Option to purchase 5,000 Shares.

         Options granted pursuant to this Plan shall be subject to the following terms and conditions, and such further terms and conditions as are not inconsistent with the provisions of this Plan, as determined by the Committee.

                  (a) PRICE. The option price per Share under each Option granted under the Plan shall be the Fair Market Value of the Shares on the date of grant of such Option. "Fair Market Value" means the average between the last reported highest and the lowest selling prices quoted on the NASDAQ System, or other principal exchange on which the Common Stock is traded, on the pertinent date.

                  (b) TERM. The duration of each Option shall be five (5) years from the date of grant (the "Expiration Date").

                  (c) EXERCISE AND PAYMENT. Each Option granted to each Optionee shall become immediately exercisable in whole or in part, subject to
         Section 5(h) hereafter. An Option shall be exercised in the manner set forth in the Option Agreement (as defined in Section 5(h) hereafter) relating thereto and payment in full for all shares being purchased at the time shall be made coincidentally therewith. Such payment shall be in United States dollars effected by means of cash, certified check or bank draft. Alternatively, such payment may be made, in whole or in part, in shares of Common Stock of the Company, including the withholding of a portion of the shares issuable upon exercise (a "cashless exercise") and any such shares so tendered in payment shall be valued for such purpose at the then Fair Market Value. The Company shall withhold a portion of the shares issuable on exercise, or accept delivery of shares, in payment of the Optionee's tax obligation with respect to such exercise, provided that this tax withholding right shall be exercisable only at the discretion of the Optionee, and is not discretionary on the part of the Company.

                  (d) DEATH OF OPTIONEE. If an Optionee dies prior to the Expiration Date of his Option, such Option may be exercised, by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, to the extent of the number of Shares with respect to which the Optionee could have exercised it on the date of his death, at any time prior to the earlier of (i) one (1) year following the date of the Optionee's death, or (ii) the Expiration Date of such Option.

                  (e) TRANSFERABILITY. No Option shall be assignable or transferable by an Optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, and during the lifetime of the Optionee, the Option shall be exercisable only by him, or in the event of his legal disability, by his legal representative.

                  (f) RIGHTS AS A SHAREHOLDER. An Optionee shall have no rights as a shareholder with respect to any Shares covered by his Option until the issuance of a stock certificate to him representing such Shares.

                  (g) SEQUENTIAL EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at the discretion of the Optionee without regard to the price or the date of grant of any other outstanding Option

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         which was granted under this Plan or any other plan of the Company or a related corporation, or a predecessor of the Company or a related corporation before or after the granting of such Option to the same Optionee to purchase Shares, or to purchase stock in a corporation which (at the time of granting of such option) was a related corporation or to purchase stock in a predecessor corporation of the Company or a related corporation.

                  (h) OPTION AGREEMENT AND FURTHER CONDITIONS. As soon as practicable after the grant of an option, each Optionee shall enter into, and be bound by the terms of, a stock option agreement (the "Option Agreement") which shall state the exercise price of the Options granted, and such other terms and conditions as the Committee shall determine and as are not inconsistent with this Plan. It is specifically contemplated that, in order to facilitate compliance with Rule 16b-3 under the Act and notwithstanding the immediate exercisability set forth in Section 5(c) above, Option Agreements may delay exercisability until the expiration of six months after the date of grant, or may require such other holding period as may be necessary or desirable under federal securities or tax laws.

                  (i) WITHHOLDING. The obligation of the Company to deliver Shares upon the exercise of any Option shall be subject to any applicable federal, state and local tax withholding requirements.

                  (j) NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon an Optionee to exercise such Option.

6.       INVESTMENT PURPOSES

         Each Optionee, or his legal representative or beneficiaries, may be required to give satisfactory assurance that Shares acquired upon exercise of an Option are being acquired for investment and not with a view to distribution, and certificates representing such Shares may be legended accordingly. Such Shares shall be transferable thereafter only if the proposed transfer is permissible under the Plan and the Option and if, in the opinion of counsel (who shall be satisfactory to the Company), such transfer shall at such time be in compliance with applicable securities laws.

7.       ADJUSTMENTS

         The number of shares and the option price for the shares covered by each outstanding Option shall all be proportionately adjusted for any increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of the issued shares of Common Stock or the payment of a stock dividend on Common Stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company. In the event of a change in the Company's presently authorized Common Stock which is limited to a change of all of its presently authorized shares with par value, or any change of the then authorized shares with par value into the same number of shares without par value, or any change of the then authorized shares with par value, the shares resulting from any such change shall be deemed to be Common Stock as defined in Section 4. In the event that the outstanding shares of Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation, whether or not the Company shall be the surviving corporation then, there shall be substituted for each share of Common Stock subject to any such Option and for each share of Common Stock reserved for issuance pursuant to this Plan but not yet covered by an Option the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the event there shall be any change, other than as specified above in this Section 7, in the number or kind of shares then subject to an Option or Options and of the shares theretofore reserved for issuance pursuant to this Plan but not yet covered by an Option, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of this Plan and of each Option hereunder and each Stock Option Agreement hereunder entered into in accordance with this Plan. No adjustment or substitution provided for in this Section 7 shall require the Company to buy or sell a fractional share under any Stock Option

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Agreement, and the total substitution or adjustment with respect to each Stock
Option Agreement hereunder shall be limited accordingly.

8.       TERMINATION, AMENDMENT OR DISCONTINUANCE OF THE PLAN

                  (a) TERMINATION. This Plan will terminate not later than December 31, 2010, and after that date no options may be granted hereunder. All Options outstanding at the time of termination of the Plan shall remain in effect until such Options have expired in accordance with their terms, have been terminated in accordance with the Plan, or have been terminated by mutual consent of the parties. The Board of Directors in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted.



                  (b) AMENDMENT. The Board of Directors shall have the right to alter or amend the Plan or any part thereof from time to time, including, but not limited to, such modifications and amendments as shall be in the judgment of the Board or the Committee required to satisfy the conditions of Rule 16b-3 under the Securities Exchange Act of 1934 as it now exists or may from time to time be amended and/or superseded, or to conform to any change in any law or regulation applicable thereto; provided, however that:

                           (i) no change in any Option theretofore granted may
                  be made which would impair the rights of the Optionee without the consent of such Optionee;

                           (ii) the Board of Directors may not make any
                  alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued under the Plan (other than increase reflecting a stock dividend, stock split, share combination or similar change in capitalization of the Company), materially modify the requirements as to eligibility for receipt of Options under the Plan, or extend the term of the Plan without the approval of the shareholders of the Company; and

                           (iii) the Board of Directors may not amend this Plan
                  more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or regulations thereunder.

9.       ABSENCE OF RIGHTS

         The granting of an Option to an Eligible Director shall confer no rights of any sort except such rights as are contained in this Plan and the Option Agreement.

10.      INDEMNIFICATION AND EXCULPATION

                  (a) Each person who is or shall have been a member of the Board of Directors or of the Committee shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof (with the Company's written approval) or paid by him in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of his bad faith; subject, however, to the condition that upon the institution of any such claim, action, suit or proceeding against him, he shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his behalf. The foregoing right of

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         indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

         (b) Each member of the Board of Directors or of the Committee, and each officer and employee of the Company shall be fully justified in relying or acting upon any information furnished in connection with the administration of this Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Board of Directors or of the Committee, or an officer or employee of the Company be liable for any determination made or other action taken or any omission to act in reliance upon any such information or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

11.      APPLICATION OF PROCEEDS

         The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

12.      PRONOUNS; HEADINGS.

         Wherever any words are used in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. Headings used herein are for general information only and do not constitute part of the Plan.

13.      SHAREHOLDER APPROVAL

         This Plan is subject to the approval of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting duly held in accordance with applicable laws of the State of Delaware.

14.      SAVINGS CLAUSE

         Any provision of this Plan which, if given effect, would disqualify any Option granted hereunder, or Shares issuable upon exercise thereof, from exemption from the operation of ss.16(b) of the Securities Exchange Act of 1934 shall be null and void and of no effect, and any such provision shall be deemed not to be a part of this Plan for purposes of construction hereof.


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